Strategic Partners Style Specific Funds

Strategic Partners Small Capitalization Value Fund

Supplement dated January 25, 2007

to

Statement of Additional Information (SAI) dated September 29, 2006

At a recent meeting of the shareholders of Strategic Partners Small Capitalization Value Fund (the “Fund”), shareholders approved the appointment of Quantitative Management Associates LLC (“QMA”) as the Fund’s new subadviser. Effective on or about January 26, 2007, QMA will assume responsibility for managing the Fund’s assets and the Fund’s current subadvisers (EARNEST Partners LLC, NFJ Investment Group, Lee Munder Investments, Ltd., J.P. Morgan Investment Management, Inc. and Vaughan Nelson Investment Management, L.P.) will be terminated.

Effective on or about January 26, 2007, the Fund’s name will change to Dryden Small Cap Value Fund.

This supplement sets forth changes to the Fund’s SAI that will be effective with the appointment of QMA:

All references to Strategic Partners Small Capitalization Value Fund are hereby replaced with references to Dryden Small Cap Value Fund. All references and information pertaining to the Fund’s current subadvisers (as listed above), are hereby deleted, except to the extent that such references and information are retained for historical or other purposes.

The table entitled “Portfolio Investments and Strategies” appearing on pages 3 and 4 of the SAI, in the section of Part I of the SAI entitled “Fund Classification, Investment Objectives & Policies,” is hereby revised by identifying the following as investments or strategies of Dryden Small Cap Value Fund:

•	Borrowing and Leverage
•	Depositary Receipts
•	Derivatives
•	Exchange-Traded Funds
•	Hedging
•	Options on Securities & Securities Indices
•	Types of Options
•	Call Options
•	Put Options
•	Futures
•	Foreign Exchange Transactions
•	Risk Factors in Derivatives
•	Leverage Risk
•	Liquidity Risk
•	Currency Risk
•	Foreign Investment Risk
•	Foreign Economy Risk
•	Currency Risk and Exchange Risk
•	Governmental Supervision and Regulation/Accounting Standards
•	Certain Risks of Holding Fund Assets Outside the United States
•	Settlement Risk
•	Illiquid or Restricted Securities
•	Investments in Other Investment Companies

•	Money Market Instruments
•	Real Estate Investment Trusts (REITs)
•	Repurchase Agreements
•	Securities of Smaller or Emerging Growth Companies
•	Securities Lending
•	Short Sales and Short Sales Against-the-Box
•	Temporary Defensive Strategy and Short-Term Investments
•	Warrants and Rights
•	When Issued Securities, Delayed Delivery Securities and Forward Commitments
•	U.S. Government Securities
•	Zero Coupon Bonds

The discussion of specific limitations or restrictions immediately following the table is supplemented by adding the following new discussion:

Small Cap Value Fund may invest up to 20% of Fund assets in foreign securities. Small Cap Value Fund may invest up to 25% of Fund assets in real estate investment trusts (REITs). Small-Cap Value Fund may make short sales of a security and may make short sales against-the-box up to 25% of Fund assets.

The table entitled “Subadvisers and Subadvisory Fee Rates” appearing on page 12 of the SAI, in the section of Part I of the SAI entitled “Management & Advisory Arrangements—Subadviser(s),” is revised by deleting all information pertaining to the Small Cap Value Fund and substituting the following new information:

Fund	Subadviser	Fee Rate
Dryden Small Cap Value Fund	Quantitative Management Associates LLC	0.45% to $1 billion; 0.40% over $1 billion [1]

1 Prudential Investments LLC and Quantitative Management Associates LLC have executed a waiver agreement, pursuant to which PI and QMA have agreed that PI will pay QMA 0.35% of the

Fund’s average daily net assets. The waiver agreement will remain in effect until further mutual agreement of the parties.

The discussion of portfolio manager “other account” information appearing in the table on pages 14 and 15 of the SAI, in the section of Part I of the SAI entitled “Management & Advisory Arrangements—Additional Information About the Portfolio Managers—Other Accounts and Ownership of Fund Securities,” is hereby revised by deleting all information pertaining to the existing portfolio managers and inserting the following information with respect to QMA’s portfolio managers into the table. Information appearing in the table is furnished as of September 30, 2006.

Fund	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Dryden Small Cap Value Fund	John P. Lieb, CFA	1 / $113,876,621	3 / $798,868,809	2 / $1,550,398,925	None
	Margaret S. Stumpp, PhD	21 / $14,077,627,072	25 / $6,191,051,498	98* / $19,701,003,485	None
	Deborah D. Woods	1 / 113,876,621	3 / $798,868,809	2 / $1,550,398,925	None

“QMA Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “QMA Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform,” and accounts of affiliates.

Note: Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account.

* Eight of these accounts with aggregate assets of $3,091,102,570 are subject to performance-based fees.

The discussion of portfolio manager compensation and conflicts of interest policies appearing on pages 15 through 22 of the SAI, in the section of Part I of the SAI entitled “Management & Advisory Arrangements—Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest,” is hereby revised by adding the following information pertaining to QMA:

Compensation

Investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

The size of the annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, and 2) business results as measured by QMA's pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). The size of the long-term incentive pool is determined by Prudential Financial based on a percentage of the aggregate compensation of QMA's eligible employees. The long-term incentive grants are subject to vesting requirements.

Each investment professional's incentive compensation payment including the annual cash bonus and long-term incentive grant is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization.

Conflicts of Interest

QMA is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts, and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA's relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. QMA generally is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining "Information Barriers" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, QMA may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management of the Fund, QMA may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

QMA may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may be different from the price of the securities purchased or sold for the Fund. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA's proprietary accounts and accounts of other affiliates (collectively, the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are managed in their best interests.

Portfolio managers may advise Affiliated Accounts. In addition, the value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the "LT Accounts") over a defined time period. As a result of (i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise

The discussion of subadviser proxy voting policies, appearing in Appendix II to the SAI, is hereby revised by adding the following information pertaining to QMA’s proxy voting policies:

Description of QMA Proxy Voting Policies:

It is Quantitative Management Associates LLC ("QMA")'s policy to vote proxies on client securities in the best interest of our clients and consistently with portfolio investment guidelines. In the case of pooled accounts, it is our policy to vote proxies on securities in such account in the best interest of the pooled account. In the event of any actual or apparent material conflict between our clients' interest and our own, our policy is to act solely in our clients' interest. To this end, a proxy voting committee has established procedures to address proxy voting situations that could involve potential material conflicts.

Summary of QMA Proxy Voting Policy:

The overarching goal of QMA is to vote proxies in the best interests of its clients by placing clients' interests ahead of any potential interest of QMA.

A committee comprised of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy's effectiveness.

Clients may obtain the proxy voting policies and procedures of QMA and information concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of QMA.

Generally, when a proxy is received, QMA will vote in accordance with a predetermined set of guidelines set forth in a policy established by QMA's proxy voting committee. For other issues, where a policy is not in place or when circumstances suggest a vote not in accordance with the detailed policy, the proxies are voted on a case-by-case basis considering the financial impact of the proposal.

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